UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
_____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2024
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KEARNY FINANCIAL CORP.
(Exact name of Registrant as Specified in Its Charter)
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Maryland	001-37399	30-0870244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Passaic Avenue Fairfield, New Jersey		07004
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (973) 244-4500
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	KRNY	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 25, 2024, Kearny Financial Corp. (the “Company”), the holding company for Kearny Bank, issued a press release reporting its financial results for the quarter ended December 31, 2023 (the “Original Earnings Release”). A copy of the Original Earnings Release was furnished by the Company with a Current Report on Form 8-K on January 25, 2024 (the “Original 8-K”). On January 31, 2024, the Company issued a press release (the “Revised Earnings Release”), revising the Original Earnings Release, to adjust the timing of income recognition associated with a $4.8 million non-recurring increase in cash surrender value (the “enhancement fee”) associated with restructuring of its Bank-Owned Life Insurance ("BOLI") portfolio that was originally recognized as non-interest income during the quarter.

During the quarter ended December 31, 2023, the Company recorded a $4.8 million non-recurring increase in BOLI cash surrender value and recognized the enhancement fee within non-interest income. Subsequent to the issuance of the Original Earnings Release, the Company continued to evaluate the matter and determined it was necessary to revise its accounting for the enhancement fee and derecognize the enhancement fee and the increase in BOLI cash surrender value initially recorded in the financial statements as of and for the quarter ended December 31, 2023. As a result, the $4.8 million enhancement fee will be recognized prospectively as non-interest income in future periods.

The sole purpose of this Amendment No. 1 on Form 8-K/A is to amend Items 2.02, 7.01 and 9.01 of the Original 8-K and furnish the Revised Earnings Release in place of the Original Earnings Release. No changes have been made to Item 8.01 of the Original 8-K. Except as set forth herein, no other information in the Original 8-K is being amended.

Item 2.02    Results of Operation and Financial Condition
The Revised Earnings Release, which was issued by the Company on January 31, 2024, is attached hereto as Exhibit 99.1 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 7.01    Regulation FD Disclosure
For the reasons addressed above, the Company released a revised slide presentation on January 31, 2024, that will be used in upcoming meetings with potential investors and current shareholders of the Company and is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information included in this Current Report pursuant to this Item 7.01 is being furnished to, and not filed with, the Securities and Exchange Commission.

Item 9.01    Financial Statements and Exhibits
(a)Financial Statements of Business Acquired. Not applicable.
(b)Pro Forma Financial Information. Not applicable.
(c)Shell Company Transaction. Not applicable.
(d)Exhibits.

Exhibit Number	Description
99.1	Press release dated January 31, 2024.
99.2	Kearny Financial Corp. investor presentation dated January 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEARNY FINANCIAL CORP.

Date: January 31, 2024	By:	/s/ Keith Suchodolski
Keith Suchodolski
Senior Executive Vice President and Chief Financial Officer